MML SERIES INVESTMENT FUND II

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Check the appropriate box:

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

MML SERIES INVESTMENT FUND II

(Name of Registrant as Specified in its Charter)

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MML SERIES INVESTMENT FUND II

1295 State Street

Springfield, Massachusetts 01111

MML Equity Fund

MML Small Cap Equity Fund

MML Small Company Opportunities Fund

(each, a “Fund” and collectively, the “Funds”)

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held on April 13, 2006

Notice is hereby given that a special meeting of shareholders (the “Meeting”) of the Funds, each a series of MML Series Investment Fund II (the “Trust”), will be held at the offices of the Trust, 1295 State Street, Springfield, MA 01111, on Thursday, April 13, 2006 at 10:30 a.m., Springfield time, for the following purposes, all of which are more fully described in the accompanying Proxy Statement dated March 14, 2006:

1.	To approve the proposed sub-advisory agreements between Massachusetts Mutual Life Insurance Company (the “Adviser” or “MassMutual”) and OppenheimerFunds, Inc. (the “Sub-Adviser” or “OFI”) with respect to the MML Equity Fund, the MML Small Cap Equity Fund and the MML Small Company Opportunities Fund as described in the attached Proxy Statement.

2.	To transact such other business as may properly come before the Meeting, or any adjournment(s) thereof.

Shareholders of record as of the close of business on February 21, 2006 will be entitled to notice of, and to vote at, the Meeting or any adjournment(s) thereof. If you attend the Meeting, you may vote your shares in person. EVEN IF YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN, AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE. Any shareholder present at the Meeting may vote personally on all matters brought before the Meeting and, in that event, such shareholder’s proxy will not be used. The enclosed proxy card is being solicited on behalf of the Board of Trustees of the Trust.

By order of the Trustees of the Trust,

Andrew M. Goldberg,

Assistant Clerk

March 14, 2006

MML SERIES INVESTMENT FUND II

1295 State Street

Springfield, MA 01111

MML Equity Fund

MML Small Cap Equity Fund

MML Small Company Opportunities Fund

PROXY STATEMENT

FOR THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 13, 2006

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or the “Trustees”) of MML Series Investment Fund II (the “Trust”), of which each of the above-referenced funds (each, a “Fund” and collectively, the “Funds”) is a series, for use at the special meeting of the shareholders of the Funds (the “Meeting”) to be held at the offices of the Trust, 1295 State Street, Springfield, MA 01111, at 10:30 a.m., Springfield time, on Thursday, April 13, 2006, and at any adjournment(s) thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders (the “Notice”). The Notice, this Proxy Statement and the enclosed proxy card are first being mailed, or otherwise being made available, to shareholders on or about March 14, 2006. Please read this Proxy Statement and keep it for future reference.

The Meeting has been called for the purpose of having the shareholders of the Funds consider and take action upon the proposal listed in the Notice (the “Proposal”). The Proxy Statement contains information you should know before voting on the Proposal. The following is the Proposal presented in this Proxy Statement for which the Funds are soliciting proxies and the Funds that are affected by such Proposal:

Proposal	Affected Funds
Proposal 1: To approve the proposed sub-advisory agreements between Massachusetts Mutual Life Insurance Company (the “Adviser” or “MassMutual”) and OppenheimerFunds, Inc. (the “Sub-Adviser” or “OFI”) with respect to the MML Equity Fund, the MML Small Cap Equity Fund and the MML Small Company Opportunities Fund.	MML Equity Fund MML Small Cap Equity Fund MML Small Company Opportunities Fund

This Proxy Statement explains why the Trustees approved the termination of the investment sub-advisory agreements, dated May 1, 2005, between the Adviser and Babson Capital Management, LLC (“Babson Capital”) with respect to the Funds (the “Prior Sub-Advisory Agreements”) and approved new Investment Sub-Advisory Agreements between the Adviser and OFI for each Fund (the “New Sub-Advisory Agreements”), as well as to describe generally the terms of the New Sub-Advisory Agreements. This Proxy Statement also explains why shareholders are being asked to approve the New Sub-Advisory Agreements.

Timely, properly executed proxies will be voted as you instruct. If no specification is made with respect to the Proposal, shares will be voted in accordance with the recommendation of the Board as to the Proposal. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy card. Supplementary solicitations of proxies may be made by personal interview, mail, telephone, facsimile or electronic mail (“e-mail”) by officers and Trustees of the Trust and officers and employees of the Adviser, or its affiliates, and other representatives of the Trust. The Adviser will bear the costs incurred in connection with the solicitation of proxies, the costs of holding the Meeting, and other expenses associated with obtaining the approval of the Funds and their shareholders.

Shareholders of record at the close of business on February 21, 2006 (the “Record Date”) are entitled to receive notice of, and to vote at, the Meeting or any adjournment(s) thereof. As of the Record Date, the following shares of the Fund s were issued and outstanding and entitled to vote:

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MML Equity Fund	[ ] shares
MML Small Cap Equity Fund	[ ] shares
MML Small Company Opportunities Fund	[ ] shares

Shareholders of a Fund on the Record Date shall be entitled to one vote for each whole share held, as to any matter on which they are entitled to vote, and each fractional share shall be entitled to a proportionate fractional vote.

The principal executive offices of the Trust are located at 1295 State Street, Springfield, MA 01111. The Trust was established by MassMutual for the purpose of providing an investment vehicle for the separate investment accounts of variable life insurance policies and variable annuity contracts offered by insurance companies, including MassMutual and its life insurance subsidiaries. Accordingly, shares of the Funds are not offered to the general public.

I.	PROPOSAL 1: APPROVAL OR DISAPPROVAL OF THE NEW SUB-ADVISORY AGREEMENTS ON BEHALF OF THE MML EQUITY FUND, THE MML SMALL CAP EQUITY FUND AND THE MML SMALL COMPANY OPPORTUNITIES FUND.

The Trustees of the Trust unanimously recommend that shareholders of the MML Equity Fund, the MML Small Cap Equity Fund and the MML Small Company Opportunities Fund approve the New Sub-Advisory Agreement on behalf of each Fund, so that OFI may continue to serve as sub-adviser of the Funds. Accordingly, this Proposal seeks the approval of the shareholders of each Fund of the New Sub-Advisory Agreement. OFI currently serves as sub-adviser to the Funds, so the New Sub-Advisory Agreements will allow OFI to continue to manage the Funds on a day-to-day basis subject to the general supervision of the Adviser.

The Securities and Exchange Commission (“Commission”) is proposing a new rule under the Investment Company Act of 1940 (the “1940 Act”) that would, under certain conditions, permit an adviser to serve as a sub-adviser to an investment company (“fund”) without approval by the shareholders of the fund. Each Fund’s shareholders have previously approved such an arrangement. The rule is designed to reduce burdens on investment companies by eliminating the need to obtain from the Commission exemptive orders that facilitate so-called “manager of managers” arrangements, under which one or more sub-advisers manage a fund’s assets subject to the supervision of an investment adviser whose advisory contract has been approved by fund shareholders. The Adviser currently has an Exemptive Order which permits the Adviser to change from an unaffiliated sub-adviser to an unaffiliated sub-adviser without obtaining shareholder approval. The adoption of the proposed rule would allow the Adviser to change from an affiliated sub-adviser to an affiliated sub-adviser without shareholder approval, under certain conditions. Should the Commission adopt the proposed rule prior to the date of the Special Meeting of Shareholders on April 13, 2006, the Funds will rely on the final rule adopted by the Commission, if permissible, to effect the changes noted in Proposal 1.

Termination of the Prior Sub-Advisory Agreements and Trustee Approval of the New Sub-Advisory Agreements. At meetings held on January 18, 2006 and February 23, 2006, respectively, the Trustees, including the Trustees who are not “interested persons” of the Trust, the Adviser or the Sub-Adviser (as such term is defined in the 1940 Act (the “Independent Trustees”)), approved the termination of the Prior Sub-Advisory Agreements. In coming to this recommendation, the Trustees considered the recent performance and investment style of each Fund, as well as an internal restructuring that was taking place at Babson Capital. Babson Capital, an indirect, wholly-owned subsidiary of MassMutual and sub-adviser to numerous equity and fixed-income investment options for MassMutual’s proprietary mutual funds, including the Trust, has announced a plan to sharpen its business focus and concentrate on the core investment areas that provide the greatest opportunity for growth. As a result of this internal restructuring, it was proposed that a change in sub-adviser occur with respect to certain Babson Capital sub-advised mutual funds in the Trust, so that OFI could become the sub-adviser. OFI is a majority-owned, indirect subsidiary of MassMutual.

In addition to approving the termination of the Prior Sub-Advisory Agreement for each Fund, the Trustees unanimously approved Interim Investment Sub-Advisory Agreements between the Adviser and OFI (the “Interim Sub-Advisory Agreements”) pursuant to Rule 15a-4 under the Investment Company Act. In general, a mutual fund cannot enter into a new advisory agreement, including a sub-advisory agreement such as the New Sub-Advisory Agreements, unless the shareholders of that fund vote to approve that agreement. Rule 15a-4, however, allows a fund to operate under an interim advisory agreement during the period between the termination of a prior advisory agreement and the date on which the requisite shareholder approval is obtained for a new advisory agreement. The compensation to be received by OFI under the Interim

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Sub-Advisory Agreements is the same compensation as would have been received by Babson Capital under the Prior Sub-Advisory Agreements, as required by Rule 15a-4.

At their meeting on February 23, 2006, the Trustees also approved the New Sub-Advisory Agreements and recommended that the shareholders approve the New Sub-Advisory Agreements for the Funds. On January 27, 2006, the Prior Sub-Advisory Agreement for MML Equity Fund terminated, as described previously, and the Interim Sub-Advisory Agreement became effective. For the MML Small Cap Equity Fund and the MML Small Company Opportunities Fund, the Prior Sub-Advisory Agreements are expected to terminate on or about March 31, 2006, at which time the Interim Sub-Advisory Agreements for these Funds will become effective. The Interim Sub-Advisory Agreements may not have a term of more than 150 days after the termination of the Prior Sub-Advisory Agreement and thus will expire on the earlier of (i) 150 days from the respective termination dates or (ii) the date on which the New Sub-Advisory Agreements are approved by a “majority” of the Fund’s outstanding voting securities (as such term is defined in the 1940 Act). Upon shareholder approval of the New Sub-Advisory Agreements, each Interim Sub-Advisory Agreement will terminate pursuant to its terms, and the relevant New Sub-Advisory Agreement will become effective.

Basis for the Trustees’ Recommendation. As indicated previously, at a meeting held on February 23, 2006, the Trustees approved the New Sub-Advisory Agreements. In coming to this recommendation, the Trustees considered a wide range of information of the type they regularly consider when determining whether to continue a fund’s sub-advisory agreement as in effect from year to year. The Trustees considered information about, among other things:

•	OFI and its personnel (including particularly those personnel with responsibilities for providing services to the Funds), resources and investment process;

•	the terms of the relevant advisory agreement (in this case, the New Sub-Advisory Agreements);

•	the scope and quality of the services that OFI will provide to the Funds;

•	the investment performance of OFI;

•	the advisory fee rates payable to OFI by the Adviser and by other funds and client accounts managed or sub-advised by OFI, and payable by similar funds managed by other advisers (Appendix A to this Proxy Statement contains information regarding the fee schedule for other funds advised or sub-advised by OFI that have investment objectives similar to those of the Funds); and

•	OFI’s practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Funds, and the brokers’ and dealers’ provision of brokerage and research services to OFI (see “Certain Brokerage Matters” below for more information about these matters).

Based on the foregoing, the Trustees concluded that the investment process, research capability and philosophy of OFI would be well suited to each Fund, given its investment objective and policies. Following their review, the Trustees determined that the terms of the New Sub-Advisory Agreements were fair and reasonable and were in the best interest of each Fund’s shareholders. After carefully considering the information summarized above, the Trustees, including the Independent Trustees, unanimously voted to approve, on February 23, 2006, the New Sub-Advisory Agreements for the Funds. Prior to a vote being taken to approve the New Sub-Advisory Agreements, the Independent Trustees met separately in executive session to discuss the appropriateness of the agreements. In their deliberations with respect to these matters, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

Description of the New Sub-Advisory Agreements. Appendix B to this Proxy Statement contains the form of the New Sub-Advisory Agreements. While the next several paragraphs briefly summarize some important provisions of the New Sub-Advisory Agreements, you should read Appendix B for a complete understanding of the New Sub-Advisory Agreements.

Like the Prior Sub-Advisory Agreements, each New Sub-Advisory Agreement essentially provides that OFI, under the Trustees’ and the Adviser’s supervision, will, among other things, (1) provide investment advice and recommendations to a Fund with respect to the Fund’s investments, investment policies and the purchase, sale or other distribution of securities and

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other investments, (2) arrange for the purchase of securities and other investments for the Fund and the sale of securities and other investments held in the portfolio of the Fund and (3) provide reports regarding the foregoing to the Trustees at each board meeting.

Like the Prior Sub-Advisory Agreements, the New Sub-Advisory Agreements provide that OFI will not be liable to the Funds or their shareholders, except in the event of OFI’s willful misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard to its obligations and duties under the New Sub-Advisory Agreements.

Under the New Sub-Advisory Agreements, MassMutual will pay to OFI quarterly fees equal to the annual rates shown below. No change in the advisory fee rate paid by each Funds shareholders is being proposed. The advisory fee rates will remain the same, as shown below.

Fund Name	Advisory Fee (based on average daily net assets)	Prior Investment Sub-Advisory Fees paid to Babson Capital (based on average daily net assets)	New Investment Sub-Advisory Fees to be paid to OFI (based on average daily net assets)
MML Equity Fund	.50% on first $100 million,	.13%	.23%
	.45% on next $200 million,
	.40% on next $200 million,
	.35% on assets over $500 million

MML Small Cap Equity Fund	.65% on first $100 million,	.25%	.25%
	.60% on next $100 million,
	.55% on next $300 million,
	.50% on assets over $500 million

MML Small Company Opportunities Fund	1.05%	.75%	.75%

Information About the Ownership of the Sub-Adviser. The following description of the Sub-Adviser was provided to the Trust by the Sub-Adviser.

OppenheimerFunds, Inc. (“OFI”) is a wholly-owned subsidiary of Oppenheimer Acquisition Corp. (“OAC”), a holding company controlled by MassMutual. OFI and OAC are located at 2 World Financial Center, 225 Liberty Street, New York, New York 10281. OAC acquired OFI on October 22, 1990. The common stock of OAC is owned by (i) MassMutual, (ii) certain officers and/or directors of OFI and (iii) another investor. No institution or person holds 5% or more of OAC’s outstanding common stock except MassMutual. MassMutual has engaged in the life insurance business since 1851. Together with its controlled affiliates, as of December 31, 2005, OFI managed assets of more than $200 billion.

The following people are OFI’s directors and are located at the address listed above:

John V. Murphy, Chairman, President, Chief Executive Officer and a director of OFI

Kurt Wolfgruber, Executive Vice President, Chief Investment Officer and a director of OFI

Certain Brokerage Matters. In their consideration of the New Sub-Advisory Agreements, the Trustees took account of OFI’s practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Funds, and the brokers’ and dealers’ provision of brokerage and research services to OFI.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), OFI may cause the Funds to pay to a broker which provides brokerage and research services to the Funds an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by OFI that the price is reasonable in light of the services provided viewed either in terms of the specific transaction involved in OFI’s overall duties to the Funds or the policies that the Trustees of the Trust may adopt from time to time.

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Vote Required. Approval of each New Sub-Advisory Agreement requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, as defined in the 1940 Act. Under the 1940 Act, a “majority of the outstanding voting securities” of the Fund is defined as the lesser of (i) 67% of the Fund’s outstanding shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or (ii) more than 50% of the Fund’s outstanding shares.

THE BOARD, INCLUDING ITS INDEPENDENT TRUSTEES, HAS CAREFULLY REVIEWED PROPOSAL 1 AND BELIEVES THAT IT IS IN THE BEST INTERESTS OF THE SHAREHOLDERS OF THE FUNDS. THEREFORE, THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF EACH FUND VOTE TO APPROVE PROPOSAL 1.

II.	OTHER INFORMATION

Certain additional information regarding the Trust, the Funds, and the Meeting is presented below.

Investment Advisers and Administrators. Massachusetts Mutual Life Insurance Company, located at 1295 State Street, Springfield, Massachusetts 01111 is the investment adviser and administrator of each Fund. OppenheimerFunds, Inc., located at 2 World Financial Center, 225 Liberty Street, New York, New York 10281 is the sub-adviser for the MML Small Cap Equity Fund, the MML Small Company Opportunities Fund and a portion of the MML Equity Fund. Alliance Capital Management L.P., located at 1345 Avenue of the Americas, New York, New York 10105 is the sub-adviser for a portion of the MML Equity Fund. Investors Bank & Trust Company, located at 200 Clarendon Street, Boston, Massachusetts 02116, is the sub-administrator to the Funds.

Annual and Semi-Annual Reports. Each Fund’s annual report for the fiscal year ended December 31, 2005, and semi-annual report for the period ended June 30, 2005, was previously distributed to shareholders. Each Fund will furnish, without charge, an additional copy of its annual or semi-annual report for the fiscal year ended December 31, 2005, or semi-annual period ended June 30, 2005, to any shareholder requesting such reports. You can obtain a copy of these reports without charge by writing to the Trust c/o Massachusetts Mutual Life Insurance Company at 1295 State Street, Springfield, Massachusetts 01111 or by calling 888-309-3539.

Copies of Proxy Statements. Only one copy of this Proxy Statement may be mailed to households, even if more than one person in a household is a shareholder of record. If you want to receive multiple copies of this Proxy Statement or to receive only one copy in the future, you can submit your request by writing to the Trust c/o Massachusetts Mutual Life Insurance Company at 1295 State Street, Springfield, Massachusetts 01111 or by calling 888-309-3539.

Ownership of Fund Shares.

Ownership by Variable Life Insurance Policies and Variable Annuities Contracts. As of the Record Date, MassMutual, MML Bay State Life Insurance Company (“MML Bay State”), and C.M. Life Insurance Company (“C.M. Life”) were the record owners of all of the outstanding shares of each Fund and, therefore, may be deemed to be in control (as that term is defined in the 1940 Act) of each Fund. The address of MassMutual, MML Bay State and C.M. Life is 1295 State Street, Springfield, Massachusetts 01111. However, the following owners of variable life insurance policies and variable annuity contracts that depend upon the investment performance of the Funds have the right to instruct MassMutual, MML Bay State and C.M. Life as to how shares of the Trust deemed attributable to their policies or contracts shall be voted:

MassMutual

Massachusetts Mutual Variable Annuity Fund 1

Massachusetts Mutual Variable Annuity Fund 2

Massachusetts Mutual Variable Annuity Separate Account 1

Massachusetts Mutual Variable Annuity Separate Account 2

Massachusetts Mutual Variable Annuity Separate Account 3

Massachusetts Mutual Variable Annuity Separate Account 4

Massachusetts Mutual Variable Life Separate Account I

Massachusetts Mutual Variable Life Separate Account II

MassMutual Variable Life Separate Account III

MassMutual Variable Life Separate Account V

Panorama® Separate Account

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MML BayState

MML Bay State Variable Annuity Separate Account 1

MML Bay State Variable Life Separate Account I

C.M. Life

C.M. Multi-Account A

C.M. Life Variable Life Separate Account I

MassMutual, MML Bay State and C.M. Life generally are required to vote shares attributable to such policies and contracts but for which no voting instructions were received, including abstentions, in proportion to those votes for which voting instructions were received. There is no required minimum number of votes containing instructions that must be received before MassMutual, MML Bay State and C.M. Life can vote shares in this manner. Accordingly, there are not expected to be any “broker non-votes.”

Ownership by Trustees and Officers of the Trust. As of [December 31, 2005], the Trustees and officers of the Trust, individually and as a group, beneficially owned less than 1% of the outstanding shares of any of the Funds because, as noted above, all shares of the Funds are owned of record by MassMutual, MML Bay State and C.M. Life as the Funds were established for the purpose of providing an investment vehicle for certain separate investment accounts of variable life insurance policies and variable annuity contracts offered by such companies. [As of [December 31, 2005]: (1)             ,             of the Trust, indirectly held             shares of [MML             Fund] through certain variable annuity contracts issued by             ; and (2)             ,             of the Trust, indirectly held             shares of [MML             Fund] through certain variable annuity contracts issued by             ], in each case constituting less than 1% of the total outstanding shares of the relevant Fund.]

Certain Matters relating to the Fund, the Trust and the Meeting. The holders of 10% of the shares of a Fund outstanding as of the Record Date, present in person or represented by proxy, constitutes a quorum for the transaction of business at the Meeting. Any meeting of Shareholders may be adjourned from time to time by a majority of the votes properly cast upon the question, whether or not a quorum is present.

If a shareholder executes and returns a proxy but fails to indicate how the votes should be cast as to a Proposal, the proxy will be voted in favor of such Proposal.

The Trust Declaration of Trust provides that a proxy with respect to shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to exercise of the proxy, the Trust receives a specific written notice to the contrary from any one of them. The Trust Declaration of Trust further provides that a proxy purporting to be executed by or on behalf of a shareholder shall be deemed valid unless challenged at or prior to its exercise, and that the burden of proving invalidity shall rest on the challenger.

A proxy may be revoked by a shareholder at any time before it has been voted, by a written revocation received by the Clerk of the Trust, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, MA 01111, by properly executing a later-dated proxy, or by attending the Meeting and voting in person.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Trust as tellers for the Meeting. The tellers will count the total number of votes cast “for” approval of a Proposal for purposes of determining whether sufficient affirmative votes have been cast.

In the event that a quorum is not present for purposes of acting on a Proposal, or if sufficient votes in favor of a Proposal are not received by the time of the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of a Proposal that has not then been adopted. They will vote against any such adjournment those proxies required to be voted against a Proposal that has not then been adopted and will not vote any proxies that direct them to abstain from voting on such proposals. Any proposals for which sufficient favorable votes have been received by the time of the Meeting will be acted upon, and such action will be final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal. The costs of any additional solicitation and of any adjourned session will be borne by the Adviser.

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At the time of the preparation of this Proxy Statement, the Trust’s officers and the Adviser have not been informed of any matters that will be presented for action at the Meeting other than the Proposals listed in the Notice. If other matters are properly presented to the Meeting for action, or any adjournment(s) thereof, the persons named in the properly executed proxies will vote or refrain from voting in accordance with their best judgment on those matters.

Shareholder Proposals at Future Meetings. The Trust is not required to hold annual or other periodic meetings of shareholders, except as required by the 1940 Act, and does not intend to do so. The next meeting of shareholders will be held at such time as the Trustees of the Trust may determine or at such time as may be legally required. Any shareholder proposal intended to be presented at such meeting must be received by the Trust at its office a reasonable time before the Trust solicits proxies for that meeting, as determined by the Trustees, to be included in the Trust’s proxy statement and form of proxy relating to such meeting, and must satisfy all other federal and state legal requirements.

PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

March 14, 2006

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Appendix A

Certain Other Mutual Funds Advised By OFI

The Sub-Adviser has provided the following information to the Trust regarding other funds for which the Sub-Adviser acts as investment adviser or sub-adviser and which have investment objectives similar to those of the Funds.

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Appendix B

FORM OF

INVESTMENT SUB-ADVISORY AGREEMENT

for MML [            ] Fund

This Investment Sub-Advisory Agreement (this “Sub-Advisory Agreement”), is by and between OppenheimerFunds, Inc. (the “Sub-Adviser”) and Massachusetts Mutual Life Insurance Company, a mutual life insurance company organized under the laws of the Commonwealth of Massachusetts (“MassMutual”), for the MML [            ] Fund (the “Fund”), a series of MML Series Investment Fund II (the “Trust”), a Massachusetts business trust which is an open-end diversified management investment company registered as such with the Securities and Exchange Commission (the “Commission”) pursuant to the Investment Company Act of 1940, as amended (the “Act”), effective as of the [            ] day of [            ], 2006.

WHEREAS, the Trust has appointed MassMutual as the investment adviser for the Fund pursuant to the terms of an Investment Advisory Agreement (the “Advisory Agreement”);

WHEREAS, the Advisory Agreement provides that MassMutual may, at its option, subject to approval by the Trustees of the Trust and, to the extent necessary, the shareholders of the Fund, appoint a sub-adviser to assume certain responsibilities and obligations of MassMutual under the Advisory Agreement; and

WHEREAS, MassMutual and the Sub-Adviser are investment advisers registered with the Commission as such under the Investment Advisers Act of 1940, as amended (the “Advisers Act”);

NOW THEREFORE, in consideration of the premises and of the mutual covenants herein contained, MassMutual, the Fund and the Sub-Adviser, the parties hereto, intending to be legally bound, hereby agree as follows:

1.	General Provision.

(a)    MassMutual hereby employs the Sub-Adviser and the Sub-Adviser hereby undertakes to act as the investment sub-adviser of the Fund to provide investment advice and to perform for the Fund such other duties and functions as are hereinafter set forth. The Sub-Adviser shall, in all matters, give to the Fund and the Trust’s Board of Trustees, directly or through MassMutual, the benefit of the Sub-Adviser’s best judgment, effort, advice and recommendations and shall, at all times conform to, and use its best efforts to ensure the Fund conforms to:

(i)    the provisions of the Act and any rules or regulations thereunder;

(ii)    any other applicable provisions of state or federal law applicable to the operation of registered investment companies;

(iii)    the provisions of the Agreement and Declaration of Trust and Bylaws of the Trust, as amended from time to time and provided to the Sub-Adviser by MassMutual (collectively referred to as the “Trust Documents”);

(iv)    policies and determinations of the Board of Trustees of the Trust and MassMutual, which have been delivered to the Sub-Adviser;

(v)    the fundamental and non-fundamental policies and investment restrictions of the Fund as reflected in the Trust’s registration statement under the Act or as such policies may, from time to time, be amended by the Fund’s Board of Trustees or shareholders; and

(vi)    the Prospectus and Statement of Additional Information of the Fund in effect from time to time (collectively referred to as the “Disclosure Documents”).

(b)    The appropriate officers and employees of the Sub-Adviser shall be available upon reasonable notice for consultation with any of the Trustees and officers of the Trust and MassMutual with respect to the services provided by the Sub-Adviser hereunder. MassMutual acknowledges that the Sub-Adviser is not the Fund’s pricing agent. The Sub-Adviser will provide reasonable assistance to the Fund’s pricing agent in valuing securities held by the Fund for which market quotations are not readily available (i.e., internally priced securities) provided, however, that the parties acknowledge that the Sub-Adviser is not responsible for pricing determinations or calculations and any information provided pursuant to this provision by the Sub-Adviser will be provided for informational purposes only;.

(c)    MassMutual acknowledges that the Sub-Adviser is not the compliance agent for the Fund or for MassMutual, and does not have access to all of the Fund’s books and records necessary to perform certain compliance testing. To the extent that the Sub-Adviser has agreed to perform the services specified in this Section and in Section 2 hereof in accordance with applicable law (including sub-chapters M and L of the Internal Revenue Code of 1986, as amended (the “Code”), the Act and the Advisers Act (“Applicable Law”)) and in accordance with the Trust Documents, policies and determinations of the Board of Trustees of the Trust and MassMutual and the Fund’s Disclosure Documents (collectively, the “Charter Requirements”), the Sub-Adviser shall perform such services based upon its books and records with respect to the Fund, which comprise a portion of the Fund’s books and records, and upon written instructions received from the Fund, MassMutual or the Fund’s administrator, and shall not be held responsible under this Sub-Advisory Agreement so long as it performs such services in accordance with this Sub-Advisory Agreement, the Charter Requirements and Applicable Law based upon such books and records and such instructions provided by the Fund, MassMutual or the Fund’s administrator. The Sub-Adviser shall be afforded a reasonable amount of time to implement any such instructions (for example, if instructed not to trade on behalf of securities of certain specified MassMutual or Fund affiliates, the Sub-Adviser shall be afforded five business days after receipt of such instruction to implement this trading restriction). The Sub-Adviser shall have no responsibility to monitor certain limitations or restrictions for which the Sub-Adviser has not been provided sufficient information in accordance with this Agreement or otherwise.

2.	Duties of the Sub-Adviser.

(a)    The Sub-Adviser shall, subject to the direction and control by the Trust’s Board of Trustees or MassMutual, to the extent MassMutual’s direction is not inconsistent with the Disclosure Documents, (i) regularly provide investment advice and recommendations to the Fund, directly or through MassMutual, with respect to the Fund’s investments, investment policies and the purchase, sale or other disposition of securities and other investments; (ii) supervise and monitor continuously the investment program of the Fund and the composition of its portfolio and determine what securities or other investments shall be purchased or sold by the Fund; (iii) arrange, subject to the provisions of Section 7 hereof, for the purchase of securitie s and other investments for the Fund and the sale of securities and other investments held in the portfolio of the Fund; (iv) provide reports on the foregoing to the Board of Trustees at each Board meeting provided however, that both parties acknowledge that the Sub-Adviser does not maintain the official books and records of the Fund, and any information provided by the Sub-Adviser will be based on information in its possession and/or model portfolios; and (v) absent specific written instructions to the contrary provided to the Sub-Adviser by MassMutual, and subject to the receipt of all necessary voting materials, vote or exercise any consent rights with respect to such securities or investments in accordance with the Sub-Adviser’s proxy voting procedures, provided, however, that regulatory reporting of such voting activity is the responsibility of MassMutual, and any costs incurred relating to materials for such regulatory reporting are the responsibility of MassMutual and/or the Fund.

(b)    The Sub-Adviser shall provide to MassMutual such reports for the Fund, and in monthly, quarterly or annual time frames, as MassMutual and the Sub-Adviser shall mutually agree upon or as required by applicable law or regulation, including, but not limited to, those listed in Appendix A, provided, however, that both parties acknowledge that the Sub-Adviser does not maintain the official books and records of the Fund, and any information provided pursuant to Appendix A by the Sub-Adviser will be based upon information in its possession and/or model portfolios;.

(c)    Provided that none of MassMutual, the Fund or the Trust shall be required to pay any compensation other than as provided by the terms of this Sub-Advisory Agreement and subject to the provisions of Section 7 hereof, the Sub-Adviser may obtain investment information, research or assistance from any other person, firm or corporation to supplement, update or otherwise improve its investment management services.

(d)    Provided that nothing herein shall be deemed to protect the Sub-Adviser from acts or omissions in breach of this Sub-Advisory Agreement or from willful misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard to its obligations and duties under this Sub-Advisory Agreement, the Sub-Adviser shall not be liable for any loss sustained by reason of good faith errors or omissions in connection with any matters to which this Sub-Advisory Agreement relates.

(e)    The Sub-Adviser shall make all material disclosures to MassMutual and the Fund regarding itself and its partners, officers, directors, shareholders, employees, affiliates or any person who controls any of the foregoing, including, but not limited to, information regarding any change in control of the Sub-Adviser or any change in its key personnel that could materially affect the services provided by the Sub-Adviser hereunder, information regarding any material adverse change in the condition (financial or otherwise) of the Sub-Adviser or any person who controls the Sub-Adviser, information regarding the investment performance and general investment methods of the Sub-Adviser, its principals and affiliates, information that MassMutual reasonably deems material to the Fund or necessary to enable MassMutual to monitor the performance of the Sub-Adviser and information that is required, in the reasonable judgment of MassMutual, to be disclosed in any filings required by any governmental agency or by any applicable law, regulation, rule or order.

(f)    The Sub-Adviser shall provide MassMutual, upon reasonable prior written request by MassMutual to the Sub-Adviser, with access to inspect at the Sub-Adviser’s office the books and records of the Sub-Adviser relating to the Fund and the Sub-Adviser’s performance hereunder and such other books and records of the Sub-Adviser as are necessary to confirm that the Sub-Adviser has complied with its obligations and duties under this Sub-Advisory Agreement. The Sub-Adviser agrees that all records which it maintains for the Fund are property of the Fund and the Sub-Adviser will promptly surrender to the Fund any of such records or copies thereof upon the Fund’s request.

(g)    The Sub-Adviser makes no representations or warranty, express or implied (except as subject to Section 3(b) herein), that any level of performance or investment results will be achieved by the Fund or that the Fund will perform comparably with any standard, including any other clients of the Sub-Adviser or index.

(h)    The Sub-Adviser agrees to reimburse MassMutual for any costs associated with the production, printing and filing with the Commission (not including mailing costs) of supplements to the Disclosure Documents due to changes caused by the Sub-Adviser, except for any such costs which may properly be charged to the Fund. If at the time of the notification of such changes, MassMutual is generating a supplement for any other purpose, the Sub-Adviser changes will be added to the supplement without charge to the Sub-Adviser. MassMutual will make reasonable efforts to add such changes to a pending supplement. In addition, MassMutual agrees to make reasonable efforts to mitigate costs to the Sub-Adviser and will pass-through to the Sub-Adviser any vendor discounts.

(i)    All necessary country registrations will be put in place by the Sub-Adviser’s management start date so that the Sub-Adviser can invest the Fund’s assets consistent with the comparable Oppenheimer fund’s investments. If such registrations are not in place, MassMutual acknowledges the Sub-Adviser will allocate those portions of the Fund to cash.

(j) In performing its obligations under this Agreement, the Sub-Adviser may rely upon information provided to it by the Fund or on behalf of the Fund, MassMutual, the Fund’s custodian or other agent and will not independently verify the accuracy or completeness of such information. The Sub-Adviser shall not be liable for any loss, claim or damages related to such reliance. For the purposes of this provision, “Sub-Adviser” shall include any affiliate of the Sub-Adviser performing services for the Fund contemplated hereunder and any officer, director, employee, agent of the Sub-Adviser or such affiliate.

3.	Other Activities.

(a)    Nothing in this Sub-Advisory Agreement shall prevent MassMutual or the Sub-Adviser or any officer thereof from acting as investment adviser or sub-adviser for any other person, firm, corporation or other entity and shall not in any way limit or restrict MassMutual or the Sub-Adviser or any of their respective directors, officers, members, stockholders, partners or employees from buying, selling, or trading any securities for its own account or for the account of others for whom it or they may be acting, provided that such activities are in compliance with U.S. federal and state securities laws, regulations and rules and will not adversely affect or otherwise impair the performance by any party of its duties and obligations under this Sub-Advisory Agreement.

(b)    The Sub-Adviser agrees that it will not knowingly or deliberately favor any other account managed or controlled by it or any of its principals or affiliates over the Fund. The Sub-Adviser, upon reasonable request and receipt of adequate assurances of confidentiality, shall provide MassMutual with an explanation of the differences, if any, in performance between the Fund and any other account with investment objectives and policies similar to the Fund for which the Sub-Adviser, or any one of its principals or affiliates, acts as investment adviser. To the extent that a particular investment is suitable for both the Fund and the Sub-Adviser’s other clients, such investment will be allocated among the Fund and such other clients in a manner that is fair and equitable in the circumstances.

4.	Obligations of MassMutual and the Fund.

(a)    MassMutual will provide, or has provided, to the Sub-Adviser, such information or documents as the Sub-Adviser shall reasonably request or as required by applicable law or regulation. Throughout the term of this Sub-Advisory Agreement, MassMutual shall continue to provide such information and documents to the Sub- Adviser, including any amendments, updates or supplements to such information or documents before or at the time the amendments, updates or supplements become effective. MassMutual shall timely furnish the Sub- Adviser with such additional information as may be reasonably necessary for or requested by the Sub-Adviser to perform its responsibilities pursuant to this Sub-Advisory Agreement.

(b)    MassMutual shall provide such assistance to the Sub-Adviser in setting up and maintaining brokerage accounts and other accounts as the Sub-Adviser shall reasonably request to allow for the purchase or sale of various forms of securities pursuant to this Sub-Advisory Agreement.

(c)    MassMutual shall instruct the Fund’s Custodian and Fund Accountant to make all reasonable efforts to establish automated communications with the Sub-Adviser.

(d)    MassMutual has adopted and enforces its policies to identify and prevent investors in the Fund from market timing the purchase and sale of the Fund’s shares or engaging in arbitrage activity to the detriment of long-term investors in the Fund.

5.    Custodian and Fund Accountant. The Fund assets shall be maintained in the custody of Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116, or such other custodian identified to the Sub-Adviser. Any assets added to the Fund shall be delivered directly to such custodian. The Sub-Adviser shall have no liability for the acts or omissions of any custodian of the Fund’s assets. The Sub-Adviser shall have no responsibility for the segregation requirement of the Act or other applicable law. In addition, at the date of this Sub-Advisory Agreement, MassMutual has contracted with Investors Bank & Trust Company to provide fund accounting services on behalf of the Fund. The Sub-Adviser shall have no liability for the acts or omissions of Investors Bank & Trust Company or such other fund accountant in connection with fund accounting services provided on behalf of the Fund.

6.	Compensation of the Sub-Adviser.

(a)    MassMutual agrees to pay the Sub-Adviser and the Sub-Adviser agrees to accept as full compensation for the performance of all functions and duties on its part to be performed pursuant to the provisions hereof, a fee paid quarterly, in arrears, at the annual rate of [            ] of the average daily net assets of the Fund under management by the Sub-Adviser, determined at the close of the New York Stock Exchange on each day that the Exchange is open for trading. MassMutual shall pay the Sub-Adviser such fee not later than the tenth (10th) business day immediately following the end of each calendar quarter.

(b)    Expenses. MassMutual, the Trust and the Fund shall assume and pay their respective organizational, operational and business expenses not specifically assumed or agreed to be paid by the Sub-Adviser pursuant to this Sub-Advisory Agreement. The Sub-Adviser shall pay its own organizational, operational and business expenses but shall not be obligated to pay any expenses of MassMutual, the Trust or the Fund, including, without limitation: (a) interest and taxes; (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments of the Fund; and (c) custodian fees and expenses. Any reimbursement of management or other fees required by an expense limitation provision and any liability arising out of a violation by MassMutual of Section 36(b) of the Act shall be the sole responsibility of MassMutual, provided that nothing herein shall relieve Sub-Adviser from its own liability under Section 36(b) of the Act with respect to its duties under this Sub-Advisory Agreement.

7.	Portfolio Transactions and Brokerage.

(a)    The Sub-Adviser is authorized, in arranging the purchase and sale of the Fund’s publicly-traded portfolio securities, to employ or deal with such members of securities exchanges, brokers or dealers (hereinafter “broker-dealers”), as may, in its best judgment, implement the policy of the Fund to obtain, at reasonable expense, the best execution (in the judgment of the Sub-Adviser on the basis of, but not limited to the factors in item 7(c) of this Agreement) of the Fund’s portfolio transactions.

(b)    The Sub-Adviser may effect the purchase and sale of securities (which are otherwise publicly traded) in private transactions on such terms and conditions as are customary in such transactions, may use a broker to effect such transactions, and may enter into a contract in which the broker acts either as principal or as agent.

(c)    The Sub-Adviser shall select broker-dealers to effect the Fund’s portfolio transactions on the basis of its estimate of their ability to obtain best execution of particular and related portfolio transactions. The abilities of a broker-dealer to obtain best execution of particular portfolio transaction(s) will be judged by the Sub-Adviser on the basis of all relevant factors and considerations including, insofar as feasible, the execution capabilities required by the transaction or transactions; the ability and willingness of the broker-dealer to facilitate the Fund’s portfolio transactions by participating therein for its own account; the importance to the Fund of speed, efficiency or confidentiality; the broker-dealer’s apparent familiarity with sources from or to whom particular securities might be purchased or sold; other matters involved in the receipt of brokerage and research services in accordance with Section 28(e) of the Securities Exchange Act of 1934, as amended; as well as any other matters relevant to the selection of a broker-dealer for particular and related transactions of the Fund; and such other considerations as the Board of Trustees of the Trust or MassMutual determine and provide to the Sub-Adviser from time to time. Subject to these requirements and the provisions of the Act, the Securities Exchange Act of 1934, as amended, and other applicable provisions of law, the Sub-Adviser may select brokers or dealers with which it or the Trust are affiliated.

(d)    The Sub-Adviser will not accept directed brokerage instructions from MassMutual. Notwithstanding this provision and consistent with best execution, the Sub-Adviser shall make reasonable efforts to use brokers that participate in any commission recapture or reduction program that benefits the Fund if instructed to do so in writing by MassMutual.

(e)    The Sub-Adviser shall have no duty or obligation to seek advance competitive bidding for the most favorable commission rate applicable to any particular portfolio transactions or to select any broker-dealer on the basis of its purported or “posted” commission rate but will, to the best of its ability, endeavor to be aware of the current level of the charges of eligible broker-dealers and to minimize the expense incurred by the Fund for effecting its portfolio transactions to the extent consistent with the interests of the Fund.

(f)    On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the orders for securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients.

8.	Representations And Warranties of The Sub-Adviser.

The Sub-Adviser hereby represents and warrants to the Fund and MassMutual that:

(a)    The Sub-Adviser has obtained all required governmental and regulatory licenses, registrations and approvals required by law as may be necessary to perform its obligations under this Sub-Advisory Agreement and to act as contemplated by the Trust Documents and the Disclosure Documents, including without limitation registration as an investment adviser under the Advisers Act, and will maintain and renew any required licenses, registrations, approvals and memberships during the term of this Sub-Advisory Agreement.

(b)    The Sub-Adviser has been named as a defendant in civil litigation entitled In re OppenheimerFunds Fees Litigation, 04 CV 7022 (S.D.N.Y. 2004) (the “Civil Litigation”). The Sub-Adviser hereby represents and warrants that, to its knowledge, other than the Civil Litigation, there is no material litigation pending or threatened against the Sub-Adviser or any of its subsidiaries asserting any violation by them or any of the Oppenheimer Funds of the Investment Advisers Act or the Investment Company Act or the respective rules and regulations thereunder. The Sub-Adviser hereby further represents and warrants that it has amended and will continue to amend its Form ADV to include any material litigation or regulatory proceedings that it is required to disclose.

(c)    All references in the Disclosure Documents concerning the Sub-Adviser and its affiliates and the controlling persons, affiliates, stockholders, directors, officers and employees of any of the foregoing provided to MassMutual by the Sub-Adviser or approved by the Sub-Adviser for use in the Disclosure Documents, as well as all performance information provided to MassMutual by the Sub-Adviser or approved by the Sub-Adviser for use by MassMutual, are accurate in all material respects and do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make such information not misleading.

(d)    Subject to adequate assurances of confidentiality, the Sub-Adviser has supplied to, or made available for review by, MassMutual (and if requested by MassMutual to its designated auditor) all documents, statements, agreements and workpapers reasonably requested by it relating to accounts covered by the Sub-Adviser’s performance results and which are in the Sub-Adviser’s possession or to which it has access.

The foregoing representations and warranties shall be continuing during the term of this Sub-Advisory Agreement.

9.	Representations and Warranties of MassMutual.

(a)    MassMutual represents and warrants to the Sub-Adviser the following:

(i)	MassMutual has all requisite corporate power and authority under the laws of the Commonwealth of Massachusetts and federal securities laws and under the Advisory Agreement with the Fund to execute, deliver and perform this Sub-Advisory Agreement.

(ii)	MassMutual is a registered investment adviser under the Advisers Act and is in material compliance with all other required registrations under applicable federal and state law.

(iii)	MassMutual has complied, in all material respects, with all registrations required by, and will comply, in all material respects, with all applicable rules and regulations of the Commission.

(iv)	MassMutual has received a copy of Part II of Sub-Adviser’s Form ADV.

(v)	There is no pending, or to the best of its knowledge, threatened or contemplated action, suit or proceeding before or by any court, governmental, administrative or self-regulatory body or arbitration panel to which MassMutual is subject, which might reasonably be expected to (i) result in any material adverse change in MassMutual’s condition (financial or otherwise) or (ii) materially impair MassMutual’s ability to discharge its obligations under this Sub-Advisory Agreement.

The foregoing representations and warranties shall be continuing during the term of this Sub-Advisory Agreement.

10.	Covenants of the Sub-Adviser.

(a)    If at any time during the term of this Sub-Advisory Agreement, the Sub-Adviser discovers any fact or omission, or any event or change of circumstances occurs, which would make the Sub-Adviser’s representations and warranties in Section 8 inaccurate or incomplete in any material respect, or which might render the Disclosure Documents untrue or misleading in any material respect, the Sub-Adviser will provide prompt written notification to the Fund and MassMutual of any such fact, omission, event or change of circumstances, and the facts related thereto.

(b)    The Sub-Adviser agrees that, during the term of this Sub-Advisory Agreement, and for so long as investment in the Fund is being offered for sale, it will provide the Fund and MassMutual with updated information relating to the Sub-Adviser’s performance results as reasonably required from time to time by the Fund and MassMutual. The Sub-Adviser shall use its best efforts to provide such information within a reasonable period of time after the end of the month to which such updated information relates and the information is available to it.

11.	Confidentiality.

All information and advice furnished by one party to the other party (including their respective agents, employees and representatives) hereunder shall be treated as confidential and shall not be disclosed to third parties, except as may be necessary to comply with applicable laws, rules and regulations, subpoenas or court orders. Without limiting the foregoing, MassMutual acknowledges that the securities holdings of the Fund constitute information of value to the Sub-Adviser, and agrees: (1) not to use for any purpose, other than for MassMutual or the Fund, or their agents, to supervise or monitor the Sub-Adviser, the holdings or other trading-related information of the Fund; and (2) not to disclose the Fund’s holdings, except: (a) as required by applicable law or regulation; (b) as required by state or federal regulatory authorities; (c) to the Board of Trustees of the Trust, counsel to the Board, counsel to the Trust, the administrator or any sub-administrator, the independent accountants and any other agent of the Trust; or (d) as otherwise agreed to by the parties hereto in writing. Further, MassMutual agrees that information supplied by the Sub-Adviser, including approved lists, internal procedures, compliance procedures and any board materials, is valuable to the Sub-Adviser, and MassMutual agrees not to disclose any of the information contained in such materials, except: (i) as required by applicable law or regulation; (ii) as required by state or federal regulatory authorities; (iii) to the Board of Trustees of the Trust, counsel to the Board, counsel to the Trust, the administrator or any sub-administrator, the independent accountants and any other agent of the Trust; or (iv) as otherwise agreed to by the parties hereto in writing.

Without limiting the foregoing, the Sub-Adviser agrees that any and all information that it obtains pursuant to this Sub-Advisory Agreement regarding MassMutual or its customers including, but not limited to, approved lists, internal procedures, compliance procedures and any board materials, is valuable to MassMutual and will be used exclusively to fulfill the Sub-Adviser’s obligations hereunder, and will not be disclosed to any other party, including any affiliate of the Sub-Adviser or agent of the Fund, except (i) as necessary for the Sub-Adviser to fulfill its obligations pursuant to this Sub-Advisory Agreement, (ii) as required by applicable law or regulation; (iii) as required by state or federal regulatory authorities; or (iv) as otherwise agreed to by the parties hereto in writing. Notwithstanding the foregoing, MassMutual agrees that the Sub-Adviser may identify it or the Fund as a client in promotional materials.

12.	Review of Fund Documents.

During the term of this Sub-Advisory Agreement, MassMutual shall furnish to the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Sub-Adviser or its clients in any way, prior to the use thereof, and MassMutual shall not use any such materials if the Sub-Adviser reasonably objects in writing or by e-mail five (5) days (or such other time as may be mutually agreed, which would include longer time periods for review of the Fund’s prospectus and other parts of its registration statement) after receipt thereof. MassMutual shall ensure that materials prepared by employees or agents of MassMutual or its affiliates that refer to the Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Adviser as referenced in the preceding sentence.

13.	Use of Names

The parties agree that the names of both the Sub-Adviser and MassMutual, the names of any affiliates of the Sub-Adviser or MassMutual and any derivative or logo or trademark or service mark or trade name are the valuable property of the Sub-Adviser, MassMutual and each company’s affiliates. MassMutual and the Fund shall have the right to use such name(s), derivatives, logos, trademarks or service marks or trade names only with the prior written approval of the Sub-Adviser, which approval shall not be unreasonably withheld or delayed so long as this Sub-Advisory Agreement is in effect. Similarly, the Sub-Adviser shall have the right to use such name(s), derivatives, logos, trademarks or service marks or trade names only with the prior written approval of MassMutual, which approval shall not be unreasonably withheld or delayed so long as this Sub-Advisory Agreement is in effect. It is understood that certain materials used in the ordinary course of business, such as prospectuses, financial reports, fund fact sheets and materials provided to the Trustees, do not require such prior approval.

Upon termination of this Sub-Advisory Agreement, the Sub-Adviser, MassMutual and the Fund shall forthwith cease to use such name(s), derivatives, logos, trademarks or service marks or trade names. The Sub-Adviser, MassMutual and the Fund agree that they will each review with the other parties any advertisement, sales literature, or notice prior to its use that makes reference to the Sub-Adviser, MassMutual or their affiliates, as applicable, or any such name(s), derivatives, logos, trademarks, service marks or trade names so that the Sub-Adviser, MassMutual or their affiliates may review the context in which they are referred to, it being agreed that each party shall have no responsibility to ensure the adequacy of the form or content of such materials used by the other parties for purposes of the Act or other applicable laws and regulations. If the Sub-Adviser, MassMutual or the Fund makes any unauthorized use of another party’s names, derivatives, logos, trademarks or service marks or trade names, the parties acknowledge that the other parties shall suffer irreparable harm for which monetary damages are inadequate and thus, the other parties shall be entitled to injunctive relief.

14.	Duration.

Unless terminated earlier pursuant to Section 15 hereof, this Sub-Advisory Agreement shall remain in effect for a period of two years from the date hereof. Thereafter it shall continue in effect from year to year, unless terminated pursuant to Section 15 hereof, so long as such continuance shall be approved at least annually by the Trust’s Board of Trustees, including the vote of the majority of the Trustees of the Trust who are not parties to this Sub-Advisory Agreement or “interested persons” (as defined in the Act) of any such party cast in person at a meeting called for the purpose of voting on such approval, or by the holders of a “majority” (as defined in the Act) of the outstanding voting securities of the Fund.

15.	Termination.

(a)    This Sub-Advisory Agreement shall terminate automatically upon its unauthorized assignment (within the meaning of the Act), the termination of the Advisory Agreement or the dissolution of the Fund.

(b)    The Sub-Advisory Agreement may be terminated by MassMutual or the Board of Trustees of the Trust: (i) by written notice to the Sub-Adviser with immediate effect, if the Sub-Adviser’s registration under the Adviser’s Act is suspended, terminated, lapse d or not renewed; (ii) by written notice to the Sub-Adviser with immediate effect, if the Sub-Adviser is bankrupt or insolvent, seeks an arrangement with creditors, is dissolved or terminated or ceases to exist; (iii) by written notice to the Sub-Adviser with immediate effect, if MassMutual or the Board of Trustees of the Trust determines for any reason, that such termination is appropriate for the protection of the Fund, including without limitation a determination by MassMutual or the Board of Trustees of the Trust that the Sub-Adviser has breached an obligation or duty under this Sub-Advisory Agreement; or (iv) in their sole discretion, without penalty, upon sixty days prior written notice to Sub-Adviser. This Sub-Advisory Agreement also may be terminated at any time, without penalty, by the vote of the holders of a “majority” of the outstanding voting securities of the Fund (as defined in the Act).

(c)    The Sub-Advisory Agreement may be terminated by the Sub-Adviser, without penalty at any time, upon sixty days’ prior written notice, to MassMutual and the Trust.

16.	Indemnification.

(a)    In any action in which MassMutual or the Fund or any of its or their controlling persons, or any shareholders, partners, directors, officers and/or employees of any of the foregoing, are parties, the Sub-Adviser agrees to indemnify and hold harmless the foregoing persons against any loss, claim, damage, charge, liability or expense (including, without limitation, reasonable attorneys’ and accountants’ fees) to which such persons may become subject, insofar as such loss, claim, damage, charge, liability or expense arises out of or is based upon any demands, claims, liabilities, expenses, lawsuits, actions or proceedings relating to this Sub-Advisory Agreement or to the advisory services for the account of the Fund provided by the Sub-Adviser, provided that the loss, claim, damage, liability, cost or expense related to, was not based upon, or did not arise out of an act or omission of MassMutual or the Fund or any of its or their officers, directors, employees, affiliates or controlling persons constituting reckless disregard, willful misfeasance, bad faith, gross negligence, fraud or willful misconduct.

(b)    In any action in which the Sub-Adviser or any of its controlling persons, or any shareholders, partners, directors, officers and/or employees of any of the foregoing, are parties, MassMutual agrees to indemnify and hold harmless the foregoing persons against any loss, claim, settlement, damage, charge, liability or expense (including, without limitation, reasonable attorneys’ and accountants’ fees) to which such persons may become subject, insofar as such loss, claim, settlement, damage, charge, liability or expense arises out of or is based upon any demands, claims, liabilities, expenses, lawsuits, actions or proceedings relating to this Sub-Advisory Agreement, the advisory services for the account of the Fund provided by the Sub-Adviser, the operation of the Fund, the contents of the Disclosure Documents, or the wrongful conduct of persons with respect to the sale of interests in the Fund, provided that the loss, claim, damage, liability, cost or expense did not relate to, or was not based upon, or did not arise out of an act or omission of the Sub-Adviser, its shareholders, or any of its partners, officers, directors, employees, agents or controlling persons constituting reckless disregard, willful misfeasance, bad faith, gross negligence, fraud or willful misconduct.

(c)    Promptly after receipt by an indemnified party under this Section 16 of notice of any claim or dispute or commencement of any action or litigation, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 16, notify the indemnifying party of the commencement thereof; but the omission to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 16 except to the extent, if any, that such failure or delay prejudiced the other party in defending against the claim. In case any such claim, dispute, action or litigation is brought or asserted against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, to assume the defense thereof, with counsel specially approved in writing by such indemnified party, such approval not to be unreasonably withheld, following notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof; in which event, the indemnifying party will not be liable to such indemnified party under this Section 16 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, but shall continue to be liable to the indemnified party in all other respects as heretofore set forth in this

Section 16. Notwithstanding any other provisions of this Section 16, if, in any claim, dispute, action or litigation as to which indemnity is or may be available, any indemnified party reasonably determines that its interests are or may be, in whole or in part, adverse to the interests of the indemnifying party, the indemnified party may retain its own counsel, with the choice of counsel subject to the consent of the indemnifying party (which consent shall not be withheld unreasonably), in connection with such claim, dispute, action or litigation and shall continue to be indemnified by the indemnifying party for any legal or any other expenses reasonably incurred in connection with investigating or defending such claim, dispute, action or litigation.

17.	Disclaimer of Shareholder Liability.

MassMutual and the Sub-Adviser understand that the obligations of the Trust under this Sub-Advisory Agreement are not binding upon any Trustee or shareholder of the Trust personally, but bind only the Trust and the Trust’s property. MassMutual and the Sub-Adviser represent that each has notice of the provisions of the Trust Documents disclaiming shareholder and Trustee liability for acts or obligations of the Trust.

18.	Notice.

Any notice under this Sub-Advisory Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party, with a copy to the Trust, at the addresses below or such other address as such other party may designate for the receipt of such notice.

If to MassMutual:	Massachusetts Mutual Life Insurance Company
1295 State Street
Springfield, MA 01111
Attention: Eric Wietsma
Vice President

If to the Sub-Adviser:	OppenheimerFunds, Inc.
Two World Financial Center
225 Liberty Street, 11th Floor
New York, NY 10281
Attention: Christina Nasta
Vice President

With a copy to:	OFI Legal
Attention: Susan Mattisinko
Vice President and Associate Counsel
At the same address

If to either MassMutual or the Sub-Adviser, copies to:

MML Series Investment Fund II
1295 State Street
Springfield, MA 01111
Attention: Andrew M. Goldberg
Assistant Clerk

19.	No Assignment.

No assignment (within the meaning of the Act) of this Sub-Advisory Agreement may be made without the express written consent of all parties hereto.

20.	Amendments to this Sub-Advisory Agreement.

This Sub-Advisory Agreement may be amended only by a written instrument approved in writing by all parties hereto.

21.	Governing Law.

This Sub-Advisory Agreement shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts, without giving effect to principles of conflict of laws.

22.	Survival.

The provisions of this Sub-Advisory Agreement shall survive the termination or other expiration of this Sub-Advisory Agreement with respect to any matter arising while this Sub-Advisory Agreement was in effect.

23.	Successors.

This Sub-Advisory Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and permitted assigns.

24.	Entire Agreement.

This Sub-Advisory Agreement constitutes the entire agreement among the parties hereto with respect to the matters referred to herein, and no other agreement, oral or otherwise, shall be binding on the parties hereto.

25.	No Waiver.

No failure or delay on the part of any party hereto in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. Any waiver granted hereunder must be in writing and shall be valid only in the specific instance in which given.

26.	Severability.

If any one or more provisions in this Sub-Advisory Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not effect any other provision of this Sub-Advisory Agreement, but this Sub-Advisory Agreement shall be construed so as to effectuate the intent of the parties hereto as nearly as possible without giving effect to such invalid, illegal or unenforceable provision had never been contained herein.

27.	Counterparts.

This Sub-Advisory Agreement may be executed in any number of counterparts, each of which shall constitute an original, but all of which when taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the Fund, MassMutual and the Sub-Adviser have caused this Sub-Advisory Agreement to be executed as of the day and year first above written.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:
Name: James S. Collins
Title: Vice President and Actuary

OPPENHEIMERFUNDS, INC.

By:
Name: Christina Nasta
Title: Vice President

Accepted and Agreed to by:
MML SERIES INVESTMENT FUND II
on behalf of MML [ ] Fund

By:
Name: Kevin M. McClintock
Title: President

Appendix B

The Sub-Adviser shall provide to MassMutual the following, provided however, that MassMutual recognizes that the Sub-Adviser does not maintain the official books and records of the Fund, and any information provided pursuant to Appendix A by the Sub-Adviser will be based on information in its possession and/or model portfolios;

1.	Quarterly Portfolio Data Sheets (due on the 10th business day after the end of every quarter):

The data sheets should include the following information:

a. Portfolio Characteristics for the Fund, standard and best fit market index

b. Portfolio Sector Weights for the Fund, standard and best fit market index.

c. Top 10 Equity Holdings (% of equities) for the Fund

d. Top 5 contributors and detractors by performance based on contribution to the portfolio

e. Significant Purchases (New) and Sales (Eliminated) during the quarter.

f. Performance of the Fund as provided by MassMutual or the Fund’s pricing agent vs. standard and best fit market index and peer group

2.	Portfolio Manager Commentary (due on the 15th business day after the end of every quarter): The commentary should include information on the following topics (there is no limit to the number of words used):

a.	Qualitative assessment by manager: list factors that were the major influences on performance – both positive and negative
b.	Performance attribution:
-	The industry weightings that had the largest contribution to performance during the most recent quarter.
-	The industry weightings that had the largest detraction from performance during the most recent quarter.
-	The holdings that contributed the most to performance during the most recent quarter.
-	The holdings that detracted the most from performance during the most recent quarter.
c.	The manager’s market outlook.
d.	How he/she has positioned the Fund for the near term/long-term.

3.	Portfolio attribution analysis of the Fund.

4.	Quarterly Conference Calls: The purpose of this contact will be to obtain a greater understanding of the performance of the Fund, the reasons for that performance, and to gain valuable insights into the Fund provided by the manager or other personnel as the Sub-Adviser may deem appropriate.

5.	Annual On-Site Meeting - As part of MassMutual’s due diligence process, members of MassMutual’s Investment Group arrange an “on site” meeting with each of the managers in MassMutual’s Investment Program. Typically, these meetings include a general overview of the firm as well as separate meetings with each of the portfolio managers or other personnel as the Sub-Adviser may deem appropriate to discuss their long-term and short-term strategies, modifications to their investment strategy or style and any other relevant information.

PROXY CARD

MML SERIES INVESTMENT FUND II (the “Trust”)

1295 State Street, Springfield, Massachusetts 01111

Special Meeting of Shareholders to be held on April 13, 2006

FUND NAME PRINTS HERE

INSURANCE COMPANY NAME PRINTS HERE

The undersigned hereby appoints James S. Collins, Andrew M. Goldberg, and each of them separately, as proxies of the undersigned (“Proxies”), with full power of substitution to each, and hereby authorizes each of them to represent and vote all the shares of the above-referenced Fund (the “Fund”) held of record as of February 21, 2006 which the undersigned is entitled to vote at the Special Meeting of Shareholders (the “Meeting”) of the Fund, a series of the Trust, to be held at the offices of the Trust, 1295 State Street, Springfield, MA 01111, on Thursday, April 13, 2006 at 10:30 a.m. (Springfield time), and at any and all of the adjournments thereof, upon such business as may properly be brought before the Meeting.

The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of Special Meeting of Shareholders and the Proxy Statement with respect thereto and hereby revoke(s) any proxy or proxies heretofore given. This Proxy may be revoked at any time before it is exercised.

This Proxy is being solicited on behalf of the Fund by the Trust’s Board of Trustees. When properly executed, this Proxy will be voted in the manner directed herein by the undersigned shareholder(s), and will be voted in the discretion of the Proxies on any other matters that may properly come before the Meeting or any adjournment(s) thereof. If no direction is given as to a Proposal, this Proxy will be voted FOR approval of such Proposal as set forth in the Proxy Statement.

PLEASE VOTE, DATE AND SIGN AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.

Date:

Signature(s) and Title(s), if applicable	(Sign in the Box)

Please sign exactly the name(s) that appear(s) on this Proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If signing for a corporation, please sign in full corporate name by authorized person. If a partnership, please sign in partnership name by authorized person. If joint owners, either owner may sign this Proxy.

PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF THE PROPOSAL SET FORTH BELOW.

Indicate your vote by marking one of the boxes beside the Proposal. THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE “FOR” THE FOLLOWING:

Please fill in box as shown using black or blue ink or number 2 pencil. ☒ PLEASE DO NOT USE FINE POINT PENS.

		FOR	AGAINST	ABSTAIN
Proposal 1	To approve the proposed sub-advisory agreement between Massachusetts Mutual Life Insurance Company (the “Adviser” or “MassMutual”) and OppenheimerFunds, Inc., (the “Sub-Adviser” or “OFI”) with respect to the MML Equity Fund.	☐	☐	☐	1

	PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF THE PROPOSAL SET FORTH BELOW.

Indicate your vote by marking one of the boxes beside the Proposal. THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE “FOR” THE FOLLOWING:

Please fill in box as shown using black or blue ink or number 2 pencil. ☒ PLEASE DO NOT USE FINE POINT PENS.

		FOR	AGAINST	ABSTAIN
Proposal 1	To approve the proposed sub-advisory agreement between Massachusetts Mutual Life Insurance Company (the “Adviser” or “MassMutual”) and OppenheimerFunds, Inc., (the “Sub-Adviser” or “OFI”) with respect to the MML Small Cap Equity Fund.	☐	☐	☐	1

	PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF THE PROPOSAL SET FORTH BELOW.

Indicate your vote by marking one of the boxes beside the Proposal. THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE “FOR” THE FOLLOWING:

Please fill in box as shown using black or blue ink or number 2 pencil. ☒ PLEASE DO NOT USE FINE POINT PENS.

		FOR	AGAINST	ABSTAIN
Proposal 1	To approve the proposed sub-advisory agreement between Massachusetts Mutual Life Insurance Company (the “Adviser” or “MassMutual”) and OppenheimerFunds, Inc., (the “Sub-Adviser” or “OFI”) with respect to the MML Small Company Opportunities Fund.	☐	☐	☐	1

	PLEASE SIGN AND DATE ON THE REVERSE SIDE.

VOTING INSTRUCTION CARD

MML SERIES INVESTMENT FUND II (the “Trust”)

1295 State Street, Springfield, Massachusetts 01111

Special Meeting of Shareholders to be held on April 13, 2006

FUND NAME PRINTS HERE

INSURANCE COMPANY NAME PRINTS HERE

The undersigned hereby instructs the above-referenced Insurance Company to vote at the Special Meeting of Shareholders (the “Meeting”) of the above-referenced Fund (the “Fund”), a series of the Trust, to be held at the offices of the Trust, 1295 State Street, Springfield, MA 01111, on Thursday, April 13, 2006 at 10:30 a.m. (Springfield time), and at any and all of the adjournments thereof, all shares of the Fund related to the undersigned’s contract/policy as of February 21, 2006 as directed on the reverse side of this Voting Instruction Card.

The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of Special Meeting of Shareholders and the Proxy Statement with respect thereto and hereby revoke(s) any voting instruction(s) heretofore given. This Voting Instruction Card may be revoked at any time before it is exercised.

This Voting Instruction Card is being solicited by the Insurance Company in connection with a solicitation on behalf of the Fund by the Trust’s Board of Trustees. When properly executed, this Voting Instruction Card will be voted in the manner directed herein by the undersigned contract/policy owner(s), and will be voted in the discretion of the Insurance Company on any other matters that may properly come before the Meeting or any adjournment(s) thereof. If no direction is given as to a Proposal, the Insurance Company will vote FOR approval of such Proposal. If you fail to return this Voting Instruction Card, the Insurance Company will vote all shares attributable to your account value in proportion to all voting instructions actually received from contract/policy owners in the Separate Account.

PLEASE VOTE, DATE AND SIGN AND PROMPTLY RETURN THIS VOTING INSTRUCTION CARD IN THE ENCLOSED ENVELOPE.

Date:

Signature(s) and Title(s), if applicable	(Sign in the Box)

Please sign exactly the name(s) that appear(s) on this Voting Instruction Card. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If signing for a corporation, please sign in full corporate name by authorized person. If a partnership, please sign in partnership name by authorized person. If joint owners, either owner may sign this Voting Instruction Card.

PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF THE PROPOSAL SET FORTH BELOW.

Indicate your vote by marking one of the boxes beside the Proposals. THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE “FOR” THE FOLLOWING:

Please fill in box as shown using black or blue ink or number 2 pencil. ☒ PLEASE DO NOT USE FINE POINT PENS.

		FOR	AGAINST	ABSTAIN

Proposal 1	To approve the proposed sub-advisory agreement between Massachusetts Mutual Life Insurance Company (the “Adviser” or “MassMutual”) and OppenheimerFunds, Inc., (the “Sub-Adviser” or “OFI”) with respect to the MML Equity Fund.	☐	☐	☐	1

	PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF THE PROPOSAL SET FORTH BELOW.

Indicate your vote by marking one of the boxes beside the Proposals. THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE “FOR” THE FOLLOWING:

Please fill in box as shown using black or blue ink or number 2 pencil. ☒ PLEASE DO NOT USE FINE POINT PENS.

		FOR	AGAINST	ABSTAIN

Proposal 1	To approve the proposed sub-advisory agreement between Massachusetts Mutual Life Insurance Company (the “Adviser” or “MassMutual”) and OppenheimerFunds, Inc., (the “Sub-Adviser” or “OFI”) with respect to the MML Small Cap Equity Fund.	☐	☐	☐	1

	PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF THE PROPOSAL SET FORTH BELOW.

Indicate your vote by marking one of the boxes beside the Proposals. THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE “FOR” THE FOLLOWING:

Please fill in box as shown using black or blue ink or number 2 pencil. ☒ PLEASE DO NOT USE FINE POINT PENS.

		FOR	AGAINST	ABSTAIN

Proposal 1	To approve the proposed sub-advisory agreement between Massachusetts Mutual Life Insurance Company (the “Adviser” or “MassMutual”) and OppenheimerFunds, Inc., (the “Sub-Adviser” or “OFI”) with respect to the MML Small Company Opportunities Fund.	☐	☐	☐	1

	PLEASE SIGN AND DATE ON THE REVERSE SIDE.